UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund® Semi-annual report for the six months ended March 31, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

New Perspective Fund seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2017:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	7.81%	9.01%	5.92%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.77% for Class A shares as of the prospectus dated April 7, 2017.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

For the six months ended March 31, 2017, New Perspective Fund gained 7.41%. This return includes a 29 cents-per-share dividend and a $1.08 per-share capital gain paid in December 2016. The fund’s results lagged the 8.18% increase recorded by the fund’s primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures returns for equity markets in 46 countries.

The fund also trailed its peers, as reflected by the Lipper Global Funds Index, which advanced 9.13% for the October-to-March period. Fund results were down 1.92% in the fourth quarter of 2016, significantly lagging the MSCI benchmark. However, the fund recovered in the first quarter of 2017, gaining 9.51% and finishing well ahead of the benchmark for that quarter. Over longer time frames, the fund’s results compare favorably to the benchmark and the Lipper peer group, as shown in the table below.

Global equities rally on brighter economic outlook

World markets rose amid signs of improving economic growth in the U.S., Europe and Japan. Several key indexes hit a series of new highs, fueled by expectations that President Donald Trump would deliver market-supportive policies following his November election. Cyclical stocks rallied as investors cheered the prospects for rising inflation, income tax cuts, regulatory cutbacks and fiscal stimulus under the new administration. The Federal Reserve raised short-term interest rates in December and again in March, citing a healthy economy and a tight labor market. For the six months, U.S. stocks gained 10%*.

*	Unless otherwise indicated, country and region returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

Results at a glance

For periods ended March 31, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	7.41%	14.38%	10.31%	6.55%	12.15%
MSCI ACWI[1,2]	8.18	15.04	8.37	4.00	—	[3]
Standard & Poor’s 500 Composite Index[4]	10.12	17.17	13.30	7.51	10.38
Lipper Global Funds Index	9.13	16.30	8.91	4.16	—	[5]

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	Results reflect dividends net of withholding taxes.
[3]	The MSCI ACWI began operations on December 31, 1987.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P source: S&P Dow Jones Indices LLC.
[5]	The Lipper Global Funds Index began operations on December 31, 1983. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

New Perspective Fund	1

Euro-zone equities enjoyed a strong rally as well, gaining more than 10% as economic activity accelerated in the United Kingdom, Germany and France. Stocks moved higher despite concerns over the U.K.’s impending exit from the European Union and the efforts of Euroskeptic candidates to unseat established political parties in the Netherlands, France and Germany. Japanese stocks experienced modest gains, rising 4% amid slow-but-steady growth. In the final quarter of 2016, Japan’s export-oriented economy grew by 1.2%, marking the first time in three years that it has expanded in all four quarters within the same calendar year.

Sector returns broadly positive

Most sectors advanced, led by an 18% gain in the financials sector. Bank stocks, in particular, rose sharply during the fourth quarter on prospects for higher interest rates and a potential regulatory rollback. However, the bank rally faded in the first quarter as long-term interest rates actually declined amid strong demand for U.S. Treasuries. Information technology stocks rallied, supported by robust earnings from bellwether tech companies and the rapidly expanding use of internet-connected devices around the world. Materials also moved higher as a more upbeat global economic outlook and signs of stabilization in China’s economy contributed to a solid rebound in commodities prices.

The real estate sector declined and telecommunication services stocks were essentially flat. Both sectors were impacted by rising interest rates, which tend to hurt high-dividend paying stocks, also known as bond proxies. A number of real estate companies with significant holdings in shopping mall properties were additionally hit by swiftly evolving e-commerce trends, especially the booming popularity of online retailers. Telecom stocks were hurt by fierce competition for new customers, which weighed on the profitability of wireless service providers. Consumer staples on the whole were unchanged for the six-month period amid high valuations and a sector rotation out of defensive stocks.

Specific companies drive results

Select investments in the consumer discretionary sector produced impressive returns. Two travel-related companies — Priceline and Norwegian Cruise Line — were among the largest contributors to returns, gaining 21.0% and 34.6%, respectively. Priceline has seen a considerable increase in hotel bookings, even as a number of its top competitors have slipped in recent years. Norwegian Cruise Line has benefited from rising demand for cruise ship vacations and greater on-board spending by passengers. Elsewhere in the sector, Netflix shares climbed 50.0% as the streaming video company generated better-than-expected subscriber growth and continued to expand its business outside the U.S.

The materials sector provided another area of strength: Brazilian mining giant Vale was the top contributor to results, soaring 90.7%. Shares surged on rising prices for iron ore, improving profitability and aggressive debt reduction measures. In

2	New Perspective Fund

the information technology sector, several companies that make components for computers, smartphones and other wireless devices were additive. Broadcom advanced 26.9%, while ASML registered a 21.1% gain. AAC Technologies also did well, rising 15.6%. On the other hand, shares of Nintendo slipped 12.3% amid investor concerns about the launch of its new video game console.

Investments in the health care sector disappointed for the six-month period. Novo Nordisk shares declined 17.6% as the world’s largest provider of insulin products struggled with an increasingly difficult environment for future price increases, particularly in the U.S. market. Novo Nordisk has been a successful long-term investment for the fund; however, given the more recent pricing challenges, its position in the portfolio has been significantly reduced. Elsewhere in the sector, shares of Regeneron Pharmaceuticals and Medtronic posted single-digit losses.

Looking ahead

Our outlook for the markets remains generally positive, given steady improvements in the U.S. economy and aggressive stimulus measures in Europe and Japan. While there is some ambiguity over the direction of the new U.S. presidential administration, market-supportive policies including lower taxes and fiscal stimulus should help to boost growth over time. While macroeconomic events are important, we remain primarily focused on our portfolio companies and their prospects going forward. That said, we cannot ignore the political environment, the potential changes to trade relationships around the world and the rising level of concern among investors.

In our view, the shifting economic and trade regimes will provide challenges, but we see them as opportunities to capitalize on short-term distortions in asset prices and to invest in companies that stand to benefit over the long term. Comprehensive research is the key to making those determinations. Strong multinational companies typically have innovative management teams, diverse sources of revenue and the resilience of solid balance sheets. These attributes offer the potential for future success, regardless of any geopolitical headwinds that may emerge in the months and years ahead.

Thank you for your commitment to New Perspective Fund. We look forward to reporting to you again in six months.

Sincerely,

Robert W. Lovelace
President

May 11, 2017

For current information about the fund, visit americanfunds.com.

New Perspective Fund	3

Summary investment portfolio March 31, 2017	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	50.54%
Euro zone*	11.87
Japan	6.43
United Kingdom	5.63
Switzerland	2.56
Taiwan	2.35
South Africa	2.06
South Korea	1.81
Canada	1.62
Other countries	7.35
Short-term securities & other assets less liabilities	7.78

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, the Netherlands and Spain.

Common stocks 91.90%	Shares	Value (000)
Information technology 22.84%
Taiwan Semiconductor Manufacturing Co., Ltd.	221,552,994	$1,380,029
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	97,029
Facebook, Inc., Class A1	9,802,000	1,392,374
Microsoft Corp.	18,748,800	1,234,796
ASML Holding NV	6,292,109	835,025
ASML Holding NV (New York registered)	2,759,470	366,458
Alphabet Inc., Class C1	899,487	746,178
Alphabet Inc., Class A1	476,000	403,553
Broadcom Ltd.	5,245,300	1,148,511
Murata Manufacturing Co., Ltd.	5,265,241	748,900
Visa Inc., Class A	7,928,300	704,588
Samsung Electronics Co., Ltd.	380,746	701,365
MasterCard Inc., Class A	4,595,900	516,901
Nintendo Co., Ltd.	1,898,900	440,655
Texas Instruments Inc.	5,074,700	408,818
Other securities		3,646,464
		14,771,644

4	New Perspective Fund

	Shares	Value (000)
Consumer discretionary 18.58%
Amazon.com, Inc.[1]	2,867,600	$2,542,243
Priceline Group Inc.[1]	690,080	1,228,322
Naspers Ltd., Class N	6,312,876	1,089,299
Starbucks Corp.	9,596,100	560,316
Norwegian Cruise Line Holdings Ltd.[1]	9,254,800	469,496
Netflix, Inc.[1]	2,779,000	410,764
Tesla, Inc.[1]	1,332,000	370,696
NIKE, Inc., Class B	6,645,000	370,326
Other securities		4,976,766
		12,018,228

Consumer staples 10.67%
British American Tobacco PLC	14,398,915	956,141
Nestlé SA	10,524,918	807,508
Pernod Ricard SA	6,378,796	754,663
Associated British Foods PLC	12,677,805	413,938
Coca-Cola Co.	8,966,800	380,551
Philip Morris International Inc.	3,296,800	372,209
Other securities		3,218,069
		6,903,079

Health care 9.71%
Regeneron Pharmaceuticals, Inc.[1]	2,270,250	879,745
Incyte Corp.[1]	6,057,130	809,657
Bayer AG	4,016,388	462,960
Novo Nordisk A/S, Class B	12,602,803	432,828
Boston Scientific Corp.[1]	16,441,100	408,890
Intuitive Surgical, Inc.[1]	491,400	376,643
Medtronic PLC	4,535,100	365,348
Other securities		2,541,767
		6,277,838

Financials 9.43%
JPMorgan Chase & Co.	10,635,200	934,196
CME Group Inc., Class A	6,942,800	824,805
AIA Group Ltd.	111,018,600	699,982
Chubb Ltd.	4,220,800	575,084
Prudential PLC	20,267,222	428,123
Other securities		2,638,977
		6,101,167

Industrials 8.63%
Airbus SE, non-registered shares	7,000,039	532,667
Ryanair Holdings PLC (ADR)[1]	5,248,261	435,501
ASSA ABLOY AB, Class B	19,264,100	396,218
Johnson Controls International PLC	9,940,649	372,193
Other securities		3,842,876
		5,579,455

New Perspective Fund	5

Common stocks (continued)	Shares	Value (000)
Materials 4.69%
Vale SA, Class A, preferred nominative (ADR)	44,009,900	$395,209
Vale SA, Class A, preferred nominative	11,578,500	104,334
Praxair, Inc.	3,203,100	379,888
Other securities		2,155,206
		3,034,637

Energy 4.65%
Schlumberger Ltd.	7,222,950	564,112
Enbridge Inc. (CAD denominated)	11,090,423	464,599
Canadian Natural Resources, Ltd.	10,903,500	356,987
Other securities		1,618,410
		3,004,108

Telecommunication services 1.41%
SoftBank Group Corp.	5,208,434	367,814
Other securities		546,237
		914,051

Other 0.84%
Other securities		541,043

Miscellaneous 0.45%
Other common stocks in initial period of acquisition		287,372

Total common stocks (cost: $37,875,512,000)		59,432,622

Convertible bonds 0.25%	Principal amount (000)
Other 0.25%
Other securities		160,410

Total convertible bonds (cost: $157,384,000)		160,410

Bonds, notes & other debt instruments 0.07%
U.S. Treasury bonds & notes 0.07%
U.S. Treasury 0.07%
Other securities		42,804

Total bonds, notes & other debt instruments (cost: $42,805,000)		42,804

Short-term securities 7.75%
Federal Home Loan Bank 0.53%–0.79% due 4/11/2017–7/26/2017	$1,190,200	1,189,230
Jupiter Securitization Co., LLC 0.73% due 4/11/2017[2]	11,000	10,997
Other securities		3,812,934

Total short-term securities (cost: $5,013,254,000)		5,013,161
Total investment securities 99.97% (cost: $43,088,955,000)		64,648,997
Other assets less liabilities 0.03%		21,324

Net assets 100.00%		$64,670,321

6	New Perspective Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $169,738,000, which represented .26% of the net assets of the fund. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $6,678,000, which represented .01% of the net assets of the fund.

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales			at 3/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD53,787	JPY6,050,000	Bank of New York Mellon	4/6/2017	$(566)
USD1,540	JPY175,930	Bank of America, N.A.	4/13/2017	(41)
USD18,552	JPY2,100,000	Citibank	4/27/2017	(332)
USD33,999	JPY3,850,000	HSBC Bank	4/27/2017	(621)
USD33,896	JPY3,754,000	Bank of America, N.A.	5/24/2017	107
USD186,254	JPY21,300,000	Bank of America, N.A.	6/14/2017	(5,640)
				$(7,093)

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,949,144,000, which represented 4.56% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

New Perspective Fund	7

Financial statements

Statement of assets and liabilities	unaudited
at March 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $43,088,955)		$64,648,997
Cash		105,811
Cash denominated in currencies other than U.S. dollars (cost: $3,199)		3,199
Unrealized appreciation on open forward currency contracts		107
Receivables for:
Sales of investments	$218,673
Sales of fund’s shares	487,605
Dividends and interest	145,633	851,911
		65,610,025
Liabilities:
Unrealized depreciation on open forward currency contracts		7,200
Payables for:
Purchases of investments	405,658
Repurchases of fund’s shares	481,256
Investment advisory services	20,715
Services provided by related parties	13,956
Trustees’ deferred compensation	4,736
Other	6,183	932,504
Net assets at March 31, 2017		$64,670,321

Net assets consist of:
Capital paid in on shares of beneficial interest		$40,715,678
Distributions in excess of net investment income		(19,331)
Undistributed net realized gain		2,421,458
Net unrealized appreciation		21,552,516
Net assets at March 31, 2017		$64,670,321

See Notes to Financial Statements

8	New Perspective Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,677,485 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$37,256,985	963,714	$38.69
Class B	5,137	135	38.15
Class C	1,345,150	36,075	37.32
Class F-1	1,570,334	40,865	38.46
Class F-2	5,177,750	134,256	38.59
Class F-3	514,465	13,290	38.71
Class 529-A	1,708,860	44,689	38.27
Class 529-B	529	14	37.64
Class 529-C	362,292	9,737	37.24
Class 529-E	76,951	2,032	37.90
Class 529-F-1	84,285	2,209	38.18
Class R-1	81,372	2,200	37.02
Class R-2	524,490	14,051	37.36
Class R-2E	38,466	1,008	38.17
Class R-3	1,599,920	42,303	37.85
Class R-4	1,856,267	48,648	38.19
Class R-5E	997	26	38.54
Class R-5	1,547,507	40,054	38.66
Class R-6	10,918,564	282,179	38.72

See Notes to Financial Statements

New Perspective Fund	9

Statement of operations	unaudited
for the six months ended March 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $10,551)	$417,276
Interest	20,531	$437,807

Fees and expenses*:
Investment advisory services	116,216
Distribution services	62,587
Transfer agent services	29,315
Administrative services	8,044
Reports to shareholders	1,315
Registration statement and prospectus	688
Trustees’ compensation	516
Auditing and legal	44
Custodian	2,062
Other	881	221,668
Net investment income		216,139

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,607,067
Forward currency contracts	41,104
Currency transactions	(10,251)	2,637,920
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $147)	1,564,752
Forward currency contracts	(5,930)
Currency translations	481	1,559,303
Net realized gain and unrealized appreciation		4,197,223

Net increase in net assets resulting from operations		$4,413,362

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	New Perspective Fund

Statements of changes in net assets
(dollars in thousands)

	Six months ended	Year ended
	March 31, 2017*	September 30, 2016
Operations:
Net investment income	$216,139	$563,323
Net realized gain	2,637,920	1,854,195
Net unrealized appreciation	1,559,303	3,648,312
Net increase in net assets resulting from operations	4,413,362	6,065,830

Dividends and distributions paid to shareholders:
Dividends from net investment income	(491,981)	(423,068)
Distributions from net realized gain on investments	(1,749,492)	(3,083,008)
Total dividends and distributions paid to shareholders	(2,241,473)	(3,506,076)

Net capital share transactions	1,437,095	2,335,701

Total increase in net assets	3,608,984	4,895,455

Net assets:
Beginning of period	61,061,337	56,165,882
End of period (including distributions in excess of and undistributed net investment income: $(19,331) and $256,511, respectively)	$64,670,321	$61,061,337

*	Unaudited.

See Notes to Financial Statements

New Perspective Fund	11

Notes to financial statements	unaudited

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 19 share classes consisting of six retail share classes (Classes A, B and C, as well as three F share classes, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On January 27, 2017, the fund made an additional retail share class (Class F-3) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

12	New Perspective Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

New Perspective Fund	13

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most

14	New Perspective Fund

appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

New Perspective Fund	15

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2017 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$14,771,644	$—	$—	$14,771,644
Consumer discretionary	12,018,228	—	—	12,018,228
Consumer staples	6,733,341	169,738	—	6,903,079
Health care	6,277,838	—	—	6,277,838
Financials	6,101,167	—	—	6,101,167
Industrials	5,579,455	—	—	5,579,455
Materials	3,034,637	—	—	3,034,637
Energy	3,004,108	—	—	3,004,108
Telecommunication services	914,051	—	—	914,051
Other	541,043	—	—	541,043
Miscellaneous	287,372	—	—	287,372
Convertible bonds	—	160,410	—	160,410
Bonds, notes & other debt instruments	—	42,804	—	42,804
Short-term securities	—	5,013,161	—	5,013,161
Total	$59,262,884	$5,386,113	$—	$64,648,997

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$107	$—	$107
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(7,200)	—	(7,200)
Total	$—	$(7,093)	$—	$(7,093)

*	Securities with a value of $22,996,833,000, which represented 35.56% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

16	New Perspective Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

New Perspective Fund	17

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $358,435,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, March 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$107	Unrealized depreciation on open forward currency contracts	$7,200

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$41,104	Net unrealized depreciation on forward currency contracts	$(5,930)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

18	New Perspective Fund

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$107	$(107)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$5,681	$(107)	$(4,879)	$—	$695
Bank of New York Mellon	566	—	(566)	—	—
Citibank	332	—	(332)	—	—
HSBC Bank	621	—	(621)	—	—
Total	$7,200	$(107)	$(6,398)	$—	$695

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

New Perspective Fund	19

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of September 30, 2016, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$357,002
Undistributed long-term capital gains	1,592,546

As of March 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$22,175,136
Gross unrealized depreciation on investment securities	(706,726)
Net unrealized appreciation on investment securities	21,468,410
Cost of investment securities	43,180,587

20	New Perspective Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended March 31, 2017			Year ended September 30, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class A	$278,042	$1,031,032	$1,309,074	$254,294	$1,906,486	$2,160,780
Class B	—	590	590	—	4,904	4,904
Class C	—	39,750	39,750	—	75,632	75,632
Class F-1	10,957	43,834	54,791	9,524	75,338	84,862
Class F-2	47,624	134,071	181,695	27,673	156,189	183,862
Class F-3[1]	—	—	—
Class 529-A	11,448	46,636	58,084	9,636	82,834	92,470
Class 529-B	—	97	97	—	740	740
Class 529-C	—	10,340	10,340	—	18,762	18,762
Class 529-E	356	2,142	2,498	272	3,905	4,177
Class 529-F-1	733	2,261	2,994	560	3,503	4,063
Class R-1	—	2,552	2,552	—	5,298	5,298
Class R-2	55	15,442	15,497	—	30,183	30,183
Class R-2E	226	867	1,093	11	56	67
Class R-3	7,211	46,021	53,232	5,938	86,922	92,860
Class R-4	13,614	52,193	65,807	11,934	95,180	107,114
Class R-5E2	— [3]	— [3]	— [3]	— [3]	— [3]	—	[3]
Class R-5	15,272	42,198	57,470	14,733	79,957	94,690
Class R-6	106,443	279,466	385,909	88,493	457,119	545,612
Total	$491,981	$1,749,492	$2,241,473	$423,068	$3,083,008	$3,506,076

[1]	Class F-3 shares were offered beginning January 27, 2017.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.355% on such assets in excess of $71 billion. For the six months ended March 31, 2017, the investment advisory services fee was $116,216,000, which was equivalent to an annualized rate of 0.381% of average daily net assets.

New Perspective Fund	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

22	New Perspective Fund

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended March 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$41,800	$20,802		$1,798		Not applicable
Class B	94	15		Not applicable		Not applicable
Class C	6,609	780		332		Not applicable
Class F-1	1,895	991		380		Not applicable
Class F-2	Not applicable	2,501		1,171		Not applicable
Class F-3*	Not applicable	—	†	8		Not applicable
Class 529-A	1,751	795		403		$559
Class 529-B	15	3		1		1
Class 529-C	1,709	185		86		120
Class 529-E	181	21		18		25
Class 529-F-1	—	39		20		27
Class R-1	416	40		21		Not applicable
Class R-2	1,913	984		129		Not applicable
Class R-2E	91	28		8		Not applicable
Class R-3	3,883	1,089		389		Not applicable
Class R-4	2,230	761		447		Not applicable
Class R-5E	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	281		366		Not applicable
Class R-6	Not applicable	—		2,467		Not applicable
Total class-specific expenses	$62,587	$29,315		$8,044		$732

*	Class F-3 shares were offered beginning January 27, 2017.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of

New Perspective Fund	23

$516,000 in the fund’s statement of operations reflects $240,000 in current fees (either paid in cash or deferred) and a net increase of $276,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended March 31, 2017.

24	New Perspective Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended March 31, 2017

Class A	$1,081,449	29,205		$1,274,831		35,972		$(3,236,196)	(87,657)	$(879,916)	(22,480)
Class B	92	3		586		16		(31,406)	(861)	(30,728)	(842)
Class C	92,856	2,600		39,182		1,144		(224,203)	(6,288)	(92,165)	(2,544)
Class F-1	191,317	5,197		53,767		1,526		(274,171)	(7,447)	(29,087)	(724)
Class F-2	1,773,101	47,991		171,816		4,862		(1,088,031)	(29,078)	856,886	23,775
Class F-3[2]	509,870	13,298		—		—		(310)	(8)	509,560	13,290
Class 529-A	83,604	2,290		58,080		1,657		(108,318)	(2,973)	33,366	974
Class 529-B	15	—	[3]	97		3		(5,645)	(157)	(5,533)	(154)
Class 529-C	17,223	486		10,337		302		(29,113)	(822)	(1,553)	(34)
Class 529-E	3,164	87		2,498		72		(5,544)	(154)	118	5
Class 529-F-1	10,484	287		2,991		86		(8,312)	(228)	5,163	145
Class R-1	4,905	138		2,550		75		(18,085)	(512)	(10,630)	(299)
Class R-2	59,966	1,678		15,486		452		(105,033)	(2,944)	(29,581)	(814)
Class R-2E	14,772	407		1,093		31		(4,037)	(111)	11,828	327
Class R-3	159,608	4,415		53,195		1,533		(266,886)	(7,396)	(54,083)	(1,448)
Class R-4	198,523	5,450		65,805		1,880		(282,776)	(7,794)	(18,448)	(464)
Class R-5E	1,005	28		—	[3]	—	[3]	(99)	(2)	906	26
Class R-5	153,188	4,134		57,411		1,622		(186,483)	(5,089)	24,116	667
Class R-6	1,253,363	34,014		385,071		10,865		(491,558)	(13,268)	1,146,876	31,611
Total net increase (decrease)	$5,608,505	151,708		$2,194,796		62,098		$(6,366,206)	(172,789)	$1,437,095	41,017

See page 26 for footnotes.

New Perspective Fund	25

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2016

Class A	$2,454,907	68,536		$2,107,172	58,161	$(4,441,754)	(123,500)	$120,325	3,197
Class B	1,176	34		4,874	136	(75,161)	(2,144)	(69,111)	(1,974)
Class C	266,125	7,700		74,475	2,124	(336,172)	(9,750)	4,428	74
Class F-1	427,971	12,035		83,423	2,315	(356,922)	(10,020)	154,472	4,330
Class F-2	1,874,879	52,130		172,645	4,777	(723,745)	(20,335)	1,323,779	36,572
Class 529-A	151,746	4,273		92,452	2,578	(199,064)	(5,574)	45,134	1,277
Class 529-B	204	6		740	21	(10,990)	(316)	(10,046)	(289)
Class 529-C	37,853	1,097		18,759	536	(50,906)	(1,467)	5,706	166
Class 529-E	7,026	199		4,177	118	(10,721)	(302)	482	15
Class 529-F-1	18,438	519		4,062	114	(11,670)	(328)	10,830	305
Class R-1	11,126	324		5,294	152	(28,653)	(826)	(12,233)	(350)
Class R-2	111,097	3,212		30,152	859	(171,471)	(4,947)	(30,222)	(876)
Class R-2E	25,531	710		66	2	(1,158)	(32)	24,439	680
Class R-3	328,761	9,384		92,809	2,614	(461,634)	(13,146)	(40,064)	(1,148)
Class R-4	370,831	10,519		107,109	2,993	(478,646)	(13,619)	(706)	(107)
Class R-5E4	12	—	[3]	—	—	—	—	12	— [3]
Class R-5	321,431	8,982		94,652	2,615	(431,321)	(12,261)	(15,238)	(664)
Class R-6	2,275,215	64,231		545,611	15,060	(1,997,112)	(57,270)	823,714	22,021
Total net increase (decrease)	$8,684,329	243,891		$3,438,472	95,175	$(9,787,100)	(275,837)	$2,335,701	63,229

[1]	Includes exchanges between share classes of the fund.
[2]	Class F-3 shares were offered beginning January 27, 2017.
[3]	Amount less than one thousand.
[4]	Class R-5E shares were offered beginning November 20, 2015.

26	New Perspective Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,020,135,000 and $10,504,973,000, respectively, during the six months ended March 31, 2017.

New Perspective Fund	27

Financial highlights

		Income (loss) from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class A:
Six months ended 3/31/2017[5,6]	$37.41	$.12	$2.53	$2.65
Year ended 9/30/2016	35.80	.34	3.48	3.82
Year ended 9/30/2015	38.12	.32	(.12)	.20
Year ended 9/30/2014	36.52	.37	3.28	3.65
Year ended 9/30/2013	30.34	.34	6.17	6.51
Year ended 9/30/2012	24.88	.31	5.44	5.75
Class B:
Six months ended 3/31/2017[5,6]	36.76	(.05)	2.52	2.47
Year ended 9/30/2016	35.22	.03	3.46	3.49
Year ended 9/30/2015	37.58	.02	(.09)	(.07)
Year ended 9/30/2014	36.02	.08	3.23	3.31
Year ended 9/30/2013	29.86	.09	6.10	6.19
Year ended 9/30/2012	24.42	.08	5.37	5.45
Class C:
Six months ended 3/31/2017[5,6]	35.98	(.02)	2.44	2.42
Year ended 9/30/2016	34.53	.05	3.35	3.40
Year ended 9/30/2015	36.91	.01	(.10)	(.09)
Year ended 9/30/2014	35.43	.07	3.18	3.25
Year ended 9/30/2013	29.44	.08	6.00	6.08
Year ended 9/30/2012	24.12	.08	5.29	5.37
Class F-1:
Six months ended 3/31/2017[5,6]	37.19	.11	2.51	2.62
Year ended 9/30/2016	35.60	.32	3.47	3.79
Year ended 9/30/2015	37.91	.30	(.12)	.18
Year ended 9/30/2014	36.34	.35	3.25	3.60
Year ended 9/30/2013	30.19	.33	6.14	6.47
Year ended 9/30/2012	24.76	.31	5.40	5.71
Class F-2:
Six months ended 3/31/2017[5,6]	37.38	.17	2.50	2.67
Year ended 9/30/2016	35.77	.42	3.49	3.91
Year ended 9/30/2015	38.11	.40	(.13)	.27
Year ended 9/30/2014	36.52	.46	3.28	3.74
Year ended 9/30/2013	30.35	.44	6.15	6.59
Year ended 9/30/2012	24.90	.39	5.42	5.81
Class F-3:
Period from 1/27/2017 to 3/31/2017[5,6,9]	37.16	.12	1.43	1.55

28	New Perspective Fund

Dividends and distributions
							Ratio of		Ratio of
						Net assets,	expenses to		expenses to
Dividends		Total				end of	average net		average net		Ratio of net
(from net	Distributions	dividends	Net asset			period	assets before		assets after		income (loss)
investment	(from capital	and	value, end			(in	reimburse-		reimburse-		to average
income)	gains)	distributions	of period	Total return[3,4]		millions)	ments		ments[4]		net assets[2,4]
$(.29)	$(1.08)	$(1.37)	$38.69	7.41%[7]		$37,257	.76%[8]		.76%[8]		.68%[8]
(.26)	(1.95)	(2.21)	37.41	10.91		36,897	.77		.77		.94
(.23)	(2.29)	(2.52)	35.80	.34		35,187	.75		.75		.84
(.30)	(1.75)	(2.05)	38.12	10.13		36,424	.76		.76		.98
(.33)	—	(.33)	36.52	21.65		34,514	.79		.79		1.04
(.29)	—	(.29)	30.34	23.27		29,906	.80		.80		1.11
—	(1.08)	(1.08)	38.15	7.00	[7]	5	1.52	[8]	1.52	[8]	(.29)[8]
—	(1.95)	(1.95)	36.76	10.06		36	1.53		1.53		.09
—	(2.29)	(2.29)	35.22	(.39)		104	1.51		1.51		.04
—	(1.75)	(1.75)	37.58	9.28		196	1.51		1.51		.21
(.03)	—	(.03)	36.02	20.75		287	1.54		1.54		.27
(.01)	—	(.01)	29.86	22.31		370	1.56		1.56		.31
—	(1.08)	(1.08)	37.32	6.98	[7]	1,345	1.56	[8]	1.56	[8]	(.13)[8]
—	(1.95)	(1.95)	35.98	10.03		1,390	1.57		1.57		.14
—	(2.29)	(2.29)	34.53	(.45)		1,331	1.55		1.55		.04
(.02)	(1.75)	(1.77)	36.91	9.28		1,377	1.55		1.55		.18
(.09)	—	(.09)	35.43	20.69		1,354	1.59		1.59		.24
(.05)	—	(.05)	29.44	22.27		1,206	1.60		1.60		.30
(.27)	(1.08)	(1.35)	38.46	7.36	[7]	1,570	.83	[8]	.83	[8]	.60	[8]
(.25)	(1.95)	(2.20)	37.19	10.83		1,546	.84		.84		.88
(.20)	(2.29)	(2.49)	35.60	.31		1,326	.81		.81		.79
(.28)	(1.75)	(2.03)	37.91	10.04		1,203	.82		.82		.94
(.32)	—	(.32)	36.34	21.62		1,385	.82		.82		1.00
(.28)	—	(.28)	30.19	23.24		1,131	.82		.82		1.11
(.38)	(1.08)	(1.46)	38.59	7.49	[7]	5,178	.55	[8]	.55	[8]	.91	[8]
(.35)	(1.95)	(2.30)	37.38	11.13		4,130	.55		.55		1.18
(.32)	(2.29)	(2.61)	35.77	.57		2,644	.55		.55		1.06
(.40)	(1.75)	(2.15)	38.11	10.38		2,166	.54		.54		1.21
(.42)	—	(.42)	36.52	21.97		1,176	.54		.54		1.31
(.36)	—	(.36)	30.35	23.56		672	.54		.54		1.37
—	—	—	38.71	2.26	[7]	514	.08	[7]	.08	[7]	.31	[7]

See page 35 for footnotes.

New Perspective Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class 529-A:
Six months ended 3/31/2017[5,6]	$37.01	$.11	$2.49	$2.60
Year ended 9/30/2016	35.43	.30	3.46	3.76
Year ended 9/30/2015	37.75	.28	(.11)	.17
Year ended 9/30/2014	36.20	.34	3.23	3.57
Year ended 9/30/2013	30.08	.32	6.11	6.43
Year ended 9/30/2012	24.68	.29	5.38	5.67
Class 529-B:
Six months ended 3/31/2017[5,6]	36.29	(.08)	2.51	2.43
Year ended 9/30/2016	34.83	(.01)	3.42	3.41
Year ended 9/30/2015	37.24	(.03)	(.09)	(.12)
Year ended 9/30/2014	35.75	.03	3.21	3.24
Year ended 9/30/2013	29.64	.05	6.06	6.11
Year ended 9/30/2012	24.26	.05	5.33	5.38
Class 529-C:
Six months ended 3/31/2017[5,6]	35.92	(.03)	2.43	2.40
Year ended 9/30/2016	34.49	.03	3.35	3.38
Year ended 9/30/2015	36.89	(.01)	(.10)	(.11)
Year ended 9/30/2014	35.43	.04	3.18	3.22
Year ended 9/30/2013	29.46	.06	6.00	6.06
Year ended 9/30/2012	24.17	.07	5.28	5.35
Class 529-E:
Six months ended 3/31/2017[5,6]	36.62	.07	2.47	2.54
Year ended 9/30/2016	35.07	.22	3.42	3.64
Year ended 9/30/2015	37.39	.19	(.11)	.08
Year ended 9/30/2014	35.87	.24	3.22	3.46
Year ended 9/30/2013	29.81	.23	6.07	6.30
Year ended 9/30/2012	24.46	.22	5.33	5.55
Class 529-F-1:
Six months ended 3/31/2017[5,6]	36.98	.15	2.48	2.63
Year ended 9/30/2016	35.41	.39	3.44	3.83
Year ended 9/30/2015	37.74	.37	(.12)	.25
Year ended 9/30/2014	36.18	.42	3.24	3.66
Year ended 9/30/2013	30.07	.39	6.10	6.49
Year ended 9/30/2012	24.68	.36	5.37	5.73
Class R-1:
Six months ended 3/31/2017[5,6]	35.70	(.02)	2.42	2.40
Year ended 9/30/2016	34.27	.05	3.33	3.38
Year ended 9/30/2015	36.65	.02	(.11)	(.09)
Year ended 9/30/2014	35.21	.07	3.17	3.24
Year ended 9/30/2013	29.27	.08	5.96	6.04
Year ended 9/30/2012	24.01	.10	5.24	5.34

30	New Perspective Fund

Dividends and distributions
							Ratio of		Ratio of
						Net assets,	expenses to		expenses to
Dividends		Total				end of	average net		average net		Ratio of net
(from net	Distributions	dividends	Net asset			period	assets before		assets after		income (loss)
investment	(from capital	and	value, end			(in	reimburse-		reimburse-		to average
income)	gains)	distributions	of period	Total return[3,4]		millions)	ments		ments[4]		net assets[2,4]
$(.26)	$(1.08)	$(1.34)	$38.27	7.36%[7]		$1,709	.83%[8]		.83%[8]		.60%[8]
(.23)	(1.95)	(2.18)	37.01	10.80		1,618	.86		.86		.86
(.20)	(2.29)	(2.49)	35.43	.30		1,503	.84		.84		.75
(.27)	(1.75)	(2.02)	37.75	10.01		1,516	.85		.85		.90
(.31)	—	(.31)	36.20	21.57		1,379	.87		.87		.96
(.27)	—	(.27)	30.08	23.16		1,137	.88		.88		1.05
—	(1.08)	(1.08)	37.64	6.92	[7]	1	1.64	[8]	1.64	[8]	(.43)[8]
—	(1.95)	(1.95)	36.29	9.93		6	1.66		1.66		(.04)
—	(2.29)	(2.29)	34.83	(.50)		16	1.63		1.63		(.07)
—	(1.75)	(1.75)	37.24	9.15		29	1.64		1.64		.08
—	—	—	35.75	20.61		40	1.66		1.66		.15
—	—	—	29.64	22.18		51	1.68		1.68		.20
—	(1.08)	(1.08)	37.24	6.94	[7]	362	1.61	[8]	1.61	[8]	(.18)[8]
—	(1.95)	(1.95)	35.92	9.95		351	1.63		1.63		.08
—	(2.29)	(2.29)	34.49	(.48)		331	1.62		1.62		(.03)
(.01)	(1.75)	(1.76)	36.89	9.18		341	1.63		1.63		.11
(.09)	—	(.09)	35.43	20.61		317	1.66		1.66		.17
(.06)	—	(.06)	29.46	22.16		268	1.67		1.67		.25
(.18)	(1.08)	(1.26)	37.90	7.23	[7]	77	1.07	[8]	1.07	[8]	.37 [8]
(.14)	(1.95)	(2.09)	36.62	10.54		74	1.09		1.09		.62
(.11)	(2.29)	(2.40)	35.07	.04		71	1.09		1.09		.51
(.19)	(1.75)	(1.94)	37.39	9.75		73	1.09		1.09		.65
(.24)	—	(.24)	35.87	21.27		68	1.12		1.12		.71
(.20)	—	(.20)	29.81	22.81		59	1.14		1.14		.78
(.35)	(1.08)	(1.43)	38.18	7.45	[7]	84	.62	[8]	.62	[8]	.82 [8]
(.31)	(1.95)	(2.26)	36.98	11.07		76	.63		.63		1.09
(.29)	(2.29)	(2.58)	35.41	.47		62	.63		.63		.97
(.35)	(1.75)	(2.10)	37.74	10.27		60	.63		.63		1.12
(.38)	—	(.38)	36.18	21.80		50	.65		.65		1.18
(.34)	—	(.34)	30.07	23.43		36	.67		.67		1.27
—	(1.08)	(1.08)	37.02	6.98	[7]	81	1.54	[8]	1.54	[8]	(.12)[8]
—	(1.95)	(1.95)	35.70	10.01		89	1.56		1.56		.14
—	(2.29)	(2.29)	34.27	(.43)		98	1.54		1.54		.05
(.05)	(1.75)	(1.80)	36.65	9.28		102	1.55		1.55		.20
(.10)	—	(.10)	35.21	20.70		92	1.56		1.56		.26
(.08)	—	(.08)	29.27	22.30		83	1.57		1.57		.36

See page 35 for footnotes.

New Perspective Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class R-2:
Six months ended 3/31/2017[5,6]	$36.03	$(.03)	$2.44	$2.41
Year ended 9/30/2016	34.56	.05	3.37	3.42
Year ended 9/30/2015	36.93	.03	(.11)	(.08)
Year ended 9/30/2014	35.46	.07	3.19	3.26
Year ended 9/30/2013	29.47	.10	6.00	6.10
Year ended 9/30/2012	24.15	.09	5.29	5.38
Class R-2E:
Six months ended 3/31/2017[5,6]	37.01	.04	2.48	2.52
Year ended 9/30/2016	35.67	.19	3.47	3.66
Year ended 9/30/2015	38.12	.68	(.50)	.18
Period from 8/29/2014 to 9/30/2014[5,13]	39.03	.03	(.94)	(.91)
Class R-3:
Six months ended 3/31/2017[5,6]	36.57	.06	2.47	2.53
Year ended 9/30/2016	35.03	.21	3.41	3.62
Year ended 9/30/2015	37.34	.19	(.11)	.08
Year ended 9/30/2014	35.83	.24	3.21	3.45
Year ended 9/30/2013	29.79	.24	6.05	6.29
Year ended 9/30/2012	24.43	.22	5.34	5.56
Class R-4:
Six months ended 3/31/2017[5,6]	36.94	.12	2.49	2.61
Year ended 9/30/2016	35.37	.32	3.44	3.76
Year ended 9/30/2015	37.69	.30	(.11)	.19
Year ended 9/30/2014	36.14	.36	3.24	3.60
Year ended 9/30/2013	30.04	.34	6.10	6.44
Year ended 9/30/2012	24.64	.31	5.37	5.68
Class R-5E:
Six months ended 3/31/2017[5,6]	37.30	.18	2.47	2.65
Period from 11/20/2015 to 9/30/2016[5,14]	39.06	.35	.23	.58
Class R-5:
Six months ended 3/31/2017[5,6]	37.44	.18	2.51	2.69
Year ended 9/30/2016	35.82	.44	3.49	3.93
Year ended 9/30/2015	38.15	.41	(.11)	.30
Year ended 9/30/2014	36.55	.48	3.27	3.75
Year ended 9/30/2013	30.37	.45	6.15	6.60
Year ended 9/30/2012	24.91	.40	5.43	5.83

32	New Perspective Fund

Dividends and distributions
								Ratio of		Ratio of
						Net assets,		expenses to		expenses to
Dividends		Total				end of		average net		average net		Ratio of net
(from net	Distributions	dividends	Net asset			period		assets before		assets after		income (loss)
investment	(from capital	and	value, end			(in		reimburse-		reimburse-		to average
income)	gains)	distributions	of period	Total return[3,4]		millions)		ments		ments[4]		net assets[2,4]
$— [10]	$(1.08)	$(1.08)	$37.36	6.95%[7]		$525		1.57%[8]		1.57%[8]		(.14)%[8]
—	(1.95)	(1.95)	36.03	10.05		536		1.55		1.55		.16
—	(2.29)	(2.29)	34.56	(.40)		544		1.51		1.51		.08
(.04)	(1.75)	(1.79)	36.93	9.28		595		1.54		1.54		.20
(.11)	—	(.11)	35.46	20.74		599		1.53		1.53		.30
(.06)	—	(.06)	29.47	22.32		540		1.58		1.58		.33
(.28)	(1.08)	(1.36)	38.17	7.13	[7]	38		1.24	[8]	1.24	[8]	.23	[8]
(.37)	(1.95)	(2.32)	37.01	10.46		25		1.24		1.24		.52
(.34)	(2.29)	(2.63)	35.67	.29	[11]	—	[12]	.95	[11]	.95	[11]	1.79	[11]
—	—	—	38.12	(2.33)[7,11]		—	[12]	.05	[7,11]	.05	[7,11]	.08	[7,11]
(.17)	(1.08)	(1.25)	37.85	7.21	[7]	1,600		1.08	[8]	1.08	[8]	.34	[8]
(.13)	(1.95)	(2.08)	36.57	10.52		1,600		1.11		1.11		.60
(.10)	(2.29)	(2.39)	35.03	.04		1,573		1.09		1.09		.50
(.19)	(1.75)	(1.94)	37.34	9.75		1,670		1.10		1.10		.64
(.25)	—	(.25)	35.83	21.25		1,625		1.11		1.11		.73
(.20)	—	(.20)	29.79	22.87		1,317		1.12		1.12		.80
(.28)	(1.08)	(1.36)	38.19	7.39	[7]	1,856		.78	[8]	.78	[8]	.65	[8]
(.24)	(1.95)	(2.19)	36.94	10.84		1,814		.81		.81		.90
(.22)	(2.29)	(2.51)	35.37	.34		1,741		.79		.79		.80
(.30)	(1.75)	(2.05)	37.69	10.09		1,851		.80		.80		.95
(.34)	—	(.34)	36.14	21.63		1,643		.80		.80		1.03
(.28)	—	(.28)	30.04	23.25		1,327		.81		.81		1.12
(.33)	(1.08)	(1.41)	38.54	7.43	[7]	1		.59	[8]	.59	[8]	.95	[8]
(.39)	(1.95)	(2.34)	37.30	1.68	[7]	—	[12]	.70	[8]	.69	[8]	1.14	[8]
(.39)	(1.08)	(1.47)	38.66	7.53	[7]	1,548		.49	[8]	.49	[8]	.95	[8]
(.36)	(1.95)	(2.31)	37.44	11.19		1,475		.50		.50		1.21
(.34)	(2.29)	(2.63)	35.82	.64		1,435		.49		.49		1.09
(.40)	(1.75)	(2.15)	38.15	10.41		1,386		.49		.49		1.26
(.42)	—	(.42)	36.55	21.99		1,278		.50		.50		1.35
(.37)	—	(.37)	30.37	23.64		1,253		.50		.50		1.41

See page 35 for footnotes.

New Perspective Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class R-6:
Six months ended 3/31/2017[5,6]	$37.51	$.18	$2.52	$2.70
Year ended 9/30/2016	35.88	.45	3.51	3.96
Year ended 9/30/2015	38.21	.44	(.13)	.31
Year ended 9/30/2014	36.60	.49	3.29	3.78
Year ended 9/30/2013	30.41	.46	6.17	6.63
Year ended 9/30/2012	24.95	.41	5.43	5.84

	Six months ended	Year ended September 30
	March 31, 2017[5,6,7]	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	16%	22%[15]	27%	25%	30%	16%

See Notes to Financial Statements

34	New Perspective Fund

Dividends and distributions
						Ratio of	Ratio of
					Net assets,	expenses to	expenses to
Dividends		Total			end of	average net	average net	Ratio of net
(from net	Distributions	dividends	Net asset		period	assets before	assets after	income (loss)
investment	(from capital	and	value, end		(in	reimburse-	reimburse-	to average
income)	gains)	distributions	of period	Total return[3,4]	millions)	ments	ments[4]	net assets[2,4]
$(.41)	$(1.08)	$(1.49)	$38.72	7.55%[7]	$10,919	.45%[8]	.45%[8]	1.00%[8]
(.38)	(1.95)	(2.33)	37.51	11.26	9,398	.45	.45	1.25
(.35)	(2.29)	(2.64)	35.88	.68	8,200	.45	.45	1.15
(.42)	(1.75)	(2.17)	38.21	10.48	7,317	.45	.45	1.30
(.44)	—	(.44)	36.60	22.05	5,887	.45	.45	1.38
(.38)	—	(.38)	30.41	23.67	3,902	.46	.21	1.47

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	Class F-3 shares were offered beginning January 27, 2017.
[10]	Amount less than $.01.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	Amount less than $1 million.
[13]	Class R-2E shares were offered beginning August 29, 2014.
[14]	Class R-5E shares were offered beginning November 20, 2015.
[15]	Includes the value of securities sold due to a redemption of shares in-kind. The rate would have been 21% without the redemption of shares in-kind.

New Perspective Fund	35

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2016, through March 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	New Perspective Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	10/1/2016	3/31/2017	during period*	expense ratio
Class A - actual return	$1,000.00	$1,074.07	$3.93	.76%
Class A - assumed 5% return	1,000.00	1,021.14	3.83	.76
Class B - actual return	1,000.00	1,069.99	7.84	1.52
Class B - assumed 5% return	1,000.00	1,017.35	7.64	1.52
Class C - actual return	1,000.00	1,069.78	8.05	1.56
Class C - assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class F-1 - actual return	1,000.00	1,073.61	4.29	.83
Class F-1 - assumed 5% return	1,000.00	1,020.79	4.18	.83
Class F-2 - actual return	1,000.00	1,074.92	2.85	.55
Class F-2 - assumed 5% return	1,000.00	1,022.19	2.77	.55
Class F-3 - actual return†	1,000.00	1,041.72	.81	.46
Class F-3 - assumed 5% return†	1,000.00	1,022.64	2.32	.46
Class 529-A - actual return	1,000.00	1,073.55	4.29	.83
Class 529-A - assumed 5% return	1,000.00	1,020.79	4.18	.83
Class 529-B - actual return	1,000.00	1,069.18	8.46	1.64
Class 529-B - assumed 5% return	1,000.00	1,016.75	8.25	1.64
Class 529-C - actual return	1,000.00	1,069.38	8.31	1.61
Class 529-C - assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class 529-E - actual return	1,000.00	1,072.30	5.53	1.07
Class 529-E - assumed 5% return	1,000.00	1,019.60	5.39	1.07
Class 529-F-1 - actual return	1,000.00	1,074.54	3.21	.62
Class 529-F-1 - assumed 5% return	1,000.00	1,021.84	3.13	.62
Class R-1 - actual return	1,000.00	1,069.77	7.95	1.54
Class R-1 - assumed 5% return	1,000.00	1,017.25	7.75	1.54
Class R-2 - actual return	1,000.00	1,069.54	8.10	1.57
Class R-2 - assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class R-2E - actual return	1,000.00	1,071.28	6.40	1.24
Class R-2E - assumed 5% return	1,000.00	1,018.75	6.24	1.24
Class R-3 - actual return	1,000.00	1,072.10	5.58	1.08
Class R-3 - assumed 5% return	1,000.00	1,019.55	5.44	1.08
Class R-4 - actual return	1,000.00	1,073.90	4.03	.78
Class R-4 - assumed 5% return	1,000.00	1,021.04	3.93	.78
Class R-5E - actual return	1,000.00	1,074.34	3.05	.59
Class R-5E - assumed 5% return	1,000.00	1,021.99	2.97	.59
Class R-5 - actual return	1,000.00	1,075.29	2.54	.49
Class R-5 - assumed 5% return	1,000.00	1,022.49	2.47	.49
Class R-6 - actual return	1,000.00	1,075.53	2.33	.45
Class R-6 - assumed 5% return	1,000.00	1,022.69	2.27	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on January 27, 2017. The “assumed 5% return” line is based on 182 days.

New Perspective Fund	37

Approval of Investment Advisory and Service Agreement

The New Perspective Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and secondary objective of future income. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Global Funds Index, the MSCI All Country World Index and the MSCI World Index. They noted that the

38	New Perspective Fund

investment results of the fund generally compared favorably to the results of these indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The

New Perspective Fund	39

board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

40	New Perspective Fund

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New Perspective Fund	41

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42	New Perspective Fund

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New Perspective Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	New Perspective Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2017, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio
March 31, 2017
unaudited
Common stocks 91.90% Information technology 22.84%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	221,552,994	$1,380,029
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	97,029
Facebook, Inc., Class A1	9,802,000	1,392,374
Microsoft Corp.	18,748,800	1,234,796
ASML Holding NV	6,292,109	835,025
ASML Holding NV (New York registered)	2,759,470	366,458
Alphabet Inc., Class C1	899,487	746,178
Alphabet Inc., Class A1	476,000	403,553
Broadcom Ltd.	5,245,300	1,148,511
Murata Manufacturing Co., Ltd.	5,265,241	748,900
Visa Inc., Class A	7,928,300	704,588
Samsung Electronics Co., Ltd.	380,746	701,365
MasterCard Inc., Class A	4,595,900	516,901
Nintendo Co., Ltd.	1,898,900	440,655
Texas Instruments Inc.	5,074,700	408,818
Intel Corp.	8,859,000	319,544
ON Semiconductor Corp.[1]	20,056,500	310,675
AAC Technologies Holdings Inc.	25,118,210	293,959
Apple Inc.	2,003,700	287,851
VeriSign, Inc.[1]	3,269,844	284,836
Naver Corp.	353,164	270,013
Amphenol Corp., Class A	3,084,600	219,531
Trimble Inc.[1]	6,056,100	193,856
Symantec Corp.	5,273,000	161,776
SAP SE	1,648,468	161,755
FLIR Systems, Inc.	3,644,000	132,204
Juniper Networks, Inc.	4,230,000	117,721
Keyence Corp.	271,000	108,517
Flex Ltd.[1]	5,000,000	84,000
Autodesk, Inc.[1]	900,000	77,823
Sabre Corp.	3,500,000	74,165
Halma PLC	5,564,540	71,391
MercadoLibre, Inc.	333,500	70,525
TE Connectivity Ltd.	913,975	68,137
Nokia Corp.	11,199,580	60,145
Amadeus IT Group SA, Class A, non-registered shares	1,146,394	58,165
NetApp, Inc.	1,186,800	49,667
Rohm Co., Ltd.	733,100	48,728
MediaTek Inc.	6,275,000	44,463
PayPal Holdings, Inc.[1]	945,580	40,679
Gemalto NV, non-registered shares	650,293	36,338
		14,771,644
Consumer discretionary 18.58%
Amazon.com, Inc.[1]	2,867,600	2,542,243
Priceline Group Inc.[1]	690,080	1,228,322
Naspers Ltd., Class N	6,312,876	1,089,299
New Perspective Fund — Page 1 of 8

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Starbucks Corp.	9,596,100	$560,316
Norwegian Cruise Line Holdings Ltd.[1]	9,254,800	469,496
Netflix, Inc.[1]	2,779,000	410,764
Tesla, Inc.[1]	1,332,000	370,696
NIKE, Inc., Class B	6,645,000	370,326
Home Depot, Inc.	2,425,000	356,063
LVMH Moët Hennessy-Louis Vuitton SE	1,544,166	339,100
adidas AG	1,630,170	310,075
Royal Caribbean Cruises Ltd.	2,651,600	260,148
Newell Brands Inc.	4,766,300	224,826
Burberry Group PLC	10,318,129	222,872
Walt Disney Co.	1,828,800	207,368
Altice NV, Class A1	8,729,384	197,472
Hermès International	412,480	195,419
Industria de Diseño Textil, SA	5,482,796	193,253
Liberty Global PLC, Class A1	2,794,600	100,242
Liberty Global PLC, Class C, nonvoting[1]	2,587,500	90,666
Suzuki Motor Corp.	4,410,600	183,111
MGM Resorts International	6,425,000	176,045
DENSO Corp.	3,827,100	168,340
Samsonite International SA	45,038,300	164,007
Wynn Resorts, Ltd.	1,221,100	139,950
McDonald’s Corp.	979,900	127,005
Domino’s Pizza, Inc.	686,500	126,522
Peugeot SA1	5,709,593	114,968
CBS Corp., Class B	1,613,824	111,935
SES SA, Class A (FDR)	4,614,673	107,345
Kering SA	371,180	96,004
Christian Dior SE	364,403	84,669
The Swatch Group AG	1,170,917	81,595
lululemon athletica inc.[1]	1,522,700	78,982
Sony Corp.	2,230,000	75,435
Twenty-First Century Fox, Inc., Class A	2,265,200	73,370
Wynn Macau, Ltd.	33,968,300	69,147
Ryohin Keikaku Co., Ltd.	301,400	66,030
Mahindra & Mahindra Ltd.	3,084,664	61,133
Toyota Motor Corp.	1,120,000	60,784
Whirlpool Corp.	342,500	58,681
YUM! Brands, Inc.	595,000	38,020
Yum China Holdings, Inc.[1]	595,000	16,184
		12,018,228
Consumer staples 10.67%
British American Tobacco PLC	14,398,915	956,141
Nestlé SA	10,524,918	807,508
Pernod Ricard SA	6,378,796	754,663
Associated British Foods PLC	12,677,805	413,938
Coca-Cola Co.	8,966,800	380,551
Philip Morris International Inc.	3,296,800	372,209
Costco Wholesale Corp.	1,757,800	294,765
Walgreens Boots Alliance, Inc.	2,797,213	232,309
Unilever NV, depository receipts	4,136,263	205,493
Mondelez International, Inc.	4,243,800	182,823
Coca-Cola HBC AG (CDI)	7,064,949	182,433
Carlsberg A/S, Class B	1,962,574	181,240
New Perspective Fund — Page 2 of 8

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Shoprite Holdings Ltd.	12,172,500	$175,652
L’Oréal SA, bonus shares[2]	883,207	169,738
Japan Tobacco Inc.	4,986,400	162,048
Kao Corp.	2,866,600	157,170
Colgate-Palmolive Co.	1,967,400	143,994
Uni-Charm Corp.	5,635,000	135,016
Seven & i Holdings Co., Ltd.	3,397,700	133,125
Coca-Cola European Partners PLC	3,248,679	122,443
Shiseido Co., Ltd.	4,503,700	118,529
Diageo PLC	3,449,522	98,691
Danone SA	1,414,698	96,227
Reckitt Benckiser Group PLC	939,400	85,754
AMOREPACIFIC Corp.	335,572	84,171
PepsiCo, Inc.	748,100	83,682
Alimentation Couche-Tard Inc., Class B	1,744,700	78,822
Fomento Económico Mexicano, SAB de CV	4,950,000	43,899
Unilever PLC	666,760	32,910
United Spirits Ltd.[1]	511,642	17,135
		6,903,079
Health care 9.71%
Regeneron Pharmaceuticals, Inc.[1]	2,270,250	879,745
Incyte Corp.[1]	6,057,130	809,657
Bayer AG	4,016,388	462,960
Novo Nordisk A/S, Class B	12,602,803	432,828
Boston Scientific Corp.[1]	16,441,100	408,890
Intuitive Surgical, Inc.[1]	491,400	376,643
Medtronic PLC	4,535,100	365,348
AstraZeneca PLC	5,500,628	338,557
Vertex Pharmaceuticals Inc.[1]	2,651,200	289,909
Thermo Fisher Scientific Inc.	1,538,700	236,344
Cerner Corp.[1]	3,664,600	215,662
Merck & Co., Inc.	3,301,600	209,784
Roche Holding AG, non-registered shares, nonvoting	651,481	166,374
IDEXX Laboratories, Inc.[1]	1,017,000	157,238
Novartis AG	1,839,051	136,508
Danaher Corp.	1,446,500	123,719
Agios Pharmaceuticals, Inc.[1]	2,100,700	122,681
Ultragenyx Pharmaceutical Inc.[1]	1,646,200	111,579
Seattle Genetics, Inc.[1]	1,522,903	95,730
CSL Ltd.	960,000	91,922
Fresenius SE & Co. KGaA	989,935	79,553
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,791,766	71,193
Lupin Ltd.	1,863,047	41,464
Eli Lilly and Co.	284,100	23,896
Sun Pharmaceutical Industries Ltd.	1,560,016	16,532
Gilead Sciences, Inc.	193,200	13,122
		6,277,838
Financials 9.43%
JPMorgan Chase & Co.	10,635,200	934,196
CME Group Inc., Class A	6,942,800	824,805
AIA Group Ltd.	111,018,600	699,982
Chubb Ltd.	4,220,800	575,084
Prudential PLC	20,267,222	428,123
New Perspective Fund — Page 3 of 8

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Moody’s Corp.	2,989,700	$334,966
BlackRock, Inc.	806,600	309,339
ICICI Bank Ltd. (ADR)	21,440,000	184,384
ICICI Bank Ltd.	21,394,724	91,216
BNP Paribas SA	3,280,144	218,459
ING Groep NV	14,413,635	217,884
Goldman Sachs Group, Inc.	812,326	186,607
DNB ASA	10,698,570	169,583
Intercontinental Exchange, Inc.	2,682,000	160,571
Sampo Oyj, Class A	2,265,112	107,434
Berkshire Hathaway Inc., Class A1	280	69,958
KBC Groep NV	1,001,073	66,415
Bank of America Corp.	2,773,600	65,429
AXA SA	2,215,000	57,314
Morgan Stanley	1,270,500	54,428
Banco Santander, SA	8,557,176	52,445
T. Rowe Price Group, Inc.	725,000	49,409
ORIX Corp.	3,333,500	49,330
Banco Bilbao Vizcaya Argentaria, SA	6,231,551	48,330
Credit Suisse Group AG	2,592,902	38,571
HSBC Holdings PLC (GBP denominated)	4,633,849	37,790
Henderson Group PLC	8,548,216	24,965
UBS Group AG	1,425,985	22,821
Metlife, Inc.	403,800	21,329
		6,101,167
Industrials 8.63%
Airbus SE, non-registered shares	7,000,039	532,667
Ryanair Holdings PLC (ADR)[1]	5,248,261	435,501
ASSA ABLOY AB, Class B	19,264,100	396,218
Johnson Controls International PLC	9,940,649	372,193
General Electric Co.	10,266,400	305,939
IDEX Corp.	3,023,500	282,727
Eaton Corp. PLC	3,047,000	225,935
Boeing Co.	1,209,000	213,824
Safran SA	2,719,481	203,167
Mitsubishi Electric Corp.	13,653,500	195,856
Komatsu Ltd.	7,437,000	193,824
Caterpillar Inc.	1,972,000	182,923
Nielsen Holdings PLC	3,691,700	152,504
FANUC CORP.	710,300	145,595
Geberit AG	336,950	145,255
KONE Oyj, Class B	3,139,779	137,866
Jardine Matheson Holdings Ltd.	1,847,600	118,708
Edenred SA	4,979,157	117,656
Hoshizaki Corp.	1,412,335	111,130
Aggreko PLC	9,955,677	110,203
Canadian National Railway Co.	1,457,600	107,760
TransDigm Group Inc.	458,950	101,042
FedEx Corp.	500,000	97,575
DP World Ltd.	4,419,759	95,025
Fortive Corp.	1,434,500	86,386
International Consolidated Airlines Group, SA (CDI)	12,857,534	85,218
C.H. Robinson Worldwide, Inc.	1,067,000	82,468
PageGroup PLC	14,063,906	75,399
New Perspective Fund — Page 4 of 8

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
SMC Corp.	241,800	$71,500
Hexcel Corp.	1,287,800	70,249
Ingersoll-Rand PLC	600,800	48,857
Larsen & Toubro Ltd.	1,683,543	40,832
Kubota Corp.	2,495,300	37,453
		5,579,455
Materials 4.69%
Vale SA, Class A, preferred nominative (ADR)	44,009,900	395,209
Vale SA, Class A, preferred nominative	11,578,500	104,334
Praxair, Inc.	3,203,100	379,888
E.I. du Pont de Nemours and Co.	3,848,600	309,158
Asahi Kasei Corp.	30,627,973	297,119
LafargeHolcim Ltd.	4,233,127	250,188
Sherwin-Williams Co.	735,000	227,990
Koninklijke DSM NV	2,800,000	189,408
Rio Tinto PLC	3,200,000	128,678
Chr. Hansen Holding A/S	1,919,776	123,221
Newcrest Mining Ltd.	6,759,810	115,013
Dow Chemical Co.	1,556,100	98,875
LG Chem, Ltd.	376,000	98,850
Monsanto Co.	705,800	79,896
Shin-Etsu Chemical Co., Ltd.	919,100	79,617
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,477,908	58,755
Glencore PLC	11,500,000	45,120
Barrick Gold Corp.	1,845,600	35,048
CF Industries Holdings, Inc.	622,500	18,270
		3,034,637
Energy 4.65%
Schlumberger Ltd.	7,222,950	564,112
Enbridge Inc. (CAD denominated)	11,090,423	464,599
Canadian Natural Resources, Ltd.	10,903,500	356,987
EOG Resources, Inc.	2,819,991	275,090
Reliance Industries Ltd.[1]	12,730,000	258,952
Royal Dutch Shell PLC, Class B	8,069,456	220,858
Royal Dutch Shell PLC, Class A	251,007	6,592
Halliburton Co.	3,507,100	172,584
Oil Search Ltd.	29,282,531	161,525
Occidental Petroleum Corp.	1,810,300	114,701
Chevron Corp.	919,400	98,716
Noble Energy, Inc.	2,361,000	81,077
ConocoPhillips	1,200,000	59,844
CNOOC Ltd.	38,750,000	46,272
Core Laboratories NV	399,500	46,150
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	4,070,000	39,438
Ensco PLC, Class A	3,655,425	32,716
Cobalt International Energy, Inc.[1]	7,302,412	3,895
		3,004,108
Telecommunication services 1.41%
SoftBank Group Corp.	5,208,434	367,814
América Móvil, SAB de CV, Series L (ADR)	17,075,400	241,958
Vodafone Group PLC	63,732,554	166,169
New Perspective Fund — Page 5 of 8

unaudited
Common stocks Telecommunication services (continued)	Shares	Value (000)
MTN Group Ltd.	7,953,498	$72,325
Singapore Telecommunications Ltd.	23,475,500	65,785
		914,051
Utilities 0.59%
Sempra Energy	1,749,600	193,331
AES Corp.	15,566,900	174,038
Cheung Kong Infrastructure Holdings Ltd.	1,505,000	11,813
		379,182
Real estate 0.25%
American Tower Corp. REIT	899,800	109,362
Weyerhaeuser Co. REIT[1]	1,545,000	52,499
		161,861
Miscellaneous 0.45%
Other common stocks in initial period of acquisition		287,372
Total common stocks (cost: $37,875,512,000)		59,432,622
Convertible bonds 0.25% Energy 0.14%	Principal amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$2,964	963
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	50,413	13,107
Weatherford International PLC 5.875% 2021	59,398	76,438
		90,508
Health care 0.11%
Bayer AG, convertible notes, 5.625% 2019	€56,300	69,902
Total convertible bonds (cost: $157,384,000)		160,410
Bonds, notes & other debt instruments 0.07% U.S. Treasury bonds & notes 0.07% U.S. Treasury 0.07%
U.S. Treasury 0.875% 2017[3]	$42,800	42,804
Total bonds, notes & other debt instruments (cost: $42,805,000)		42,804
Short-term securities 7.75%
ANZ New Zealand (International) Ltd. 1.02% due 6/8/2017[4]	56,500	56,396
Apple Inc. 0.91% due 5/18/2017[4]	25,000	24,976
Bank of Montreal 1.09%–1.12% due 6/14/2017–6/21/2017	175,000	174,585
Bank of New York Mellon Corp. 0.97% due 6/9/2017	50,000	49,907
BMW U.S. Capital LLC 0.82% due 4/12/2017[4]	50,000	49,986
BNP Paribas, New York Branch 0.79%–0.95% due 4/6/2017–5/1/2017	136,900	136,854
Caisse d’Amortissement de la Dette Sociale 0.85%–1.20% due 4/6/2017–7/17/2017[4]	101,500	101,249
Canadian Imperial Bank of Commerce 0.88%–1.21% due 4/4/2017–7/17/2017[4]	317,300	316,950
Ciesco LLC 0.99% due 5/10/2017[4]	58,400	58,337
Colgate-Palmolive Co. 0.80% due 4/18/2017[4]	28,500	28,489
CPPIB Capital Inc. 0.72%–0.87% due 4/3/2017–5/1/2017[4]	152,100	152,025
ExxonMobil Corp. 0.82% due 4/21/2017	102,900	102,850
New Perspective Fund — Page 6 of 8

unaudited
Short-term securities	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.53%–0.79% due 4/11/2017–7/26/2017	$1,190,200	$1,189,230
Freddie Mac 0.77% due 7/5/2017	100,000	99,800
Gotham Funding Corp. 1.05%–1.15% due 4/3/2017–5/8/2017[4]	122,800	122,723
Hydro-Québec 0.88% due 6/1/2017[4]	25,000	24,961
Jupiter Securitization Co., LLC 0.73% due 4/11/2017[4]	11,000	10,997
Kells Funding, LLC 1.08%–1.11% due 6/1/2017–6/21/2017[4]	208,200	207,763
Liberty Street Funding Corp. 1.02%–1.06% due 5/2/2017–6/13/2017[4]	107,600	107,397
Mizuho Bank, Ltd. 0.78%–1.12% due 4/5/2017–6/26/2017[4]	225,400	225,202
National Australia Bank Ltd. 1.13% due 8/2/2017[4]	86,200	85,873
Nordea Bank AB 0.94%–1.02% due 4/11/2017–5/16/2017[4]	266,300	266,119
Old Line Funding, LLC 0.86% due 5/8/2017[4]	40,000	39,959
Province of Ontario 0.72% due 4/20/2017	50,000	49,977
Société Générale 0.91% due 4/24/2017–5/2/2017[4]	90,000	89,937
Sumitomo Mitsui Banking Corp. 1.00%–1.10% due 4/4/2017–4/24/2017[4]	180,100	180,041
Svenska Handelsbanken Inc. 0.92%–1.01% due 5/22/2017–6/8/2017[4]	169,700	169,471
Thunder Bay Funding, LLC 1.10% due 6/26/2017[4]	35,200	35,104
Toronto-Dominion Bank 1.15% due 4/13/2017	50,000	50,006
Toronto-Dominion Holdings USA Inc. 0.75%–1.06% due 4/3/2017–6/22/2017[4]	234,000	233,769
Total Capital Canada Ltd. 0.92%–0.97% due 4/27/2017–6/5/2017[4]	189,500	189,278
Toyota Motor Credit Corp. 0.82% due 4/26/2017	32,700	32,679
U.S. Treasury Bills 0.62%–0.82% due 4/27/2017–9/7/2017	178,500	178,129
Victory Receivables Corp. 0.83%–0.98% due 4/5/2017–4/18/2017[4]	172,200	172,142
Total short-term securities (cost: $5,013,254,000)		5,013,161
Total investment securities 99.97% (cost: $43,088,955,000)		64,648,997
Other assets less liabilities 0.03%		21,324
Net assets 100.00%		$64,670,321
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
New Perspective Fund — Page 7 of 8

unaudited
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 3/31/2017 (000)
Purchases (000)	Sales (000)
USD53,787	JPY6,050,000	Bank of New York Mellon	4/6/2017	$(566)
USD1,540	JPY175,930	Bank of America, N.A.	4/13/2017	(41)
USD18,552	JPY2,100,000	Citibank	4/27/2017	(332)
USD33,999	JPY3,850,000	HSBC Bank	4/27/2017	(621)
USD33,896	JPY3,754,000	Bank of America, N.A.	5/24/2017	107
USD186,254	JPY21,300,000	Bank of America, N.A.	6/14/2017	(5,640)
				$(7,093)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $169,738,000, which represented .26% of the net assets of the fund.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $6,678,000, which represented .01% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,949,144,000, which represented 4.56% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
FDR = Fiduciary Depositary Receipts
GBP = British pounds
JPY = Japanese yen
USD/$ = U.S. dollars
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-007-0517O-S54115	New Perspective Fund — Page 8 of 8

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2017